SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Anthem, Inc.
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NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/antm • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Anthem, Inc. Shareholder Meeting to be Held on May 16, 2018 Under the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The annual report and proxy statement are available at: www.envisionreports.com/antm Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/antm to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. � When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. Otherwise you will not receive a paper or email copy of the proxy materials. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 8, 2018 to facilitate timely delivery. + 2 N O T C O Y 02R71F NNNNNNNNN Shareholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

Anthem’s Annual Meeting of Shareholders will be held on May 16, 2018 at Anthem, Inc., 120 Monument Circle, Indianapolis, Indiana 46204 at 8:00 a.m., Eastern Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR each of the nominees and FOR Proposals 2, 3, and 4. 1. Election of Directors: 1a – Lewis Hay, III 1b – Julie A. Hill 1c – Antonio F. Neri 1d – Ramiro G. Peru 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2018. 3. Advisory vote to approve the compensation of our named executive officers. 4. To approve proposed amendments to our Articles of Incorporation to allow shareholders owning 20% or more of our common stock to call special meetings of shareholders. The Board of Directors recommends that you vote AGAINST Proposal 5. 5.Shareholder proposal to allow shareholders owning 10% or more of our common stock to call special meetings of shareholders. PLEASE NOTE – THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and photo identification with you. Annual Meeting of Shareholders Anthem, Inc., 120 Monument Circle, Indianapolis, Indiana 46204 Wednesday, May 16, 2018 Registration and Seating Available at 7:30 a.m. Eastern Daylight Time Meeting Begins Promptly at 8:00 a.m. Eastern Daylight Time Please plan to arrive early as there will be no admission after the meeting begins. Directions to Anthem, Inc. can be obtained by calling 800-985-0999 or visiting our website at www.antheminc.com under “Investors”. To attend the meeting, please present this notice card and photo identification at the registration desk upon arrival. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/antm. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy of materials for future meetings. Email – Send an email to investorvote@computershare.com with “Proxy Materials Anthem” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of the current meeting materials. You can also state your preference to receive a paper copy of materials for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 8, 2018. g g 02R71F Shareholder Meeting Notice